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                                                                   EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         We consent to the inclusion in this registration statement on Form S-8, dated April 17, 2003 the reference to our report dated March 10, 2003 with respect to the Financial Statements of Famous Fixins, Inc., (successor to Warning Model Management, LLC) for the years ended December 31, 2002 and 2001.


/s/ Pohl, McNabola, Berg & Company LLP
Pohl, McNabola, Berg & Company LLP
March 10, 2003
San Francisco, California




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